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                                                   Filed Pursuant to Rule 497(e)
                                                   Registration File No. 2-34215


                        SCHRODER CAPITAL FUNDS (DELAWARE)
                        ---------------------------------

                               SCHRODER ULTRA FUND
                        SCHRODER U.S. OPPORTUNITIES FUND

                      Supplement dated December 2, 2002 to

                         Prospectus dated July 24, 2002


Effective January 1, 2003, Jenny B. Jones will replace Ira Unschuld as the portfolio manager primarily responsible for making investment decisions for Schroder Ultra Fund and Schroder U.S. Opportunities Fund.

Ms. Jones is expected to join Schroder as an investment professional and Executive Vice President in late December 2002. She has been employed as a portfolio manager at Morgan Stanley Investment Advisors Inc. since 1996 and most recently served there as an Executive Director. Ms. Jones has more than 20 years of experience in the investment management industry.